EXHIBIT 10.7

                         AGREEMENT OF CONSENT, AMENDMENT
                                AND CONFIRMATION

         THIS AGREEMENT (this "Agreement") is made and entered into as of this 20th day of August, 1996 by and among STORAGE COMPUTER CORPORATION, a Delaware corporation having its principal place of business at 11 Riverside Street, Nashua, New Hampshire 03032 (the "Borrower"), THEODORE J. GOODLANDER, an individual residing at 4 Victoria Drive, Nashua, New Hampshire 03063 ("Goodlander") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110-2804 (the "Bank").

                          W I T N E S S E T H  T H A T:

         WHEREAS, the Borrower and the Bank are parties to a Loan Agreement dated as of August 4, 1995 (the "Original Loan Agreement"), pursuant to which the Bank established a line of credit for the Borrower in the maximum principal amount of $6,000,000, which line of credit is evidenced by the Borrower's Line of Credit Note issued on such date in such maximum principal amount (the "Original Line of Credit Note"); and

         WHEREAS, in connection with the execution and delivery of the Original Loan Agreement and the Original Note, (a) the Bank, the Borrower and Goodlander entered into an Affiliate Subordination Agreement (the "Subordination Agreement"); and

         WHEREAS, concurrently herewith, the Borrower and the Bank are entering into a First Amendment to Loan Agreement of even date herewith ("Amendment"), pursuant to which the Bank has agreed, among other things, to increase the line of credit loan from $6,000,000 to $10,000,000 (the "New Obligations"); and

         WHEREAS, pursuant to the Original Loan Agreement, as amended by the Amendment (as so amended, hereinafter, the "Amended Loan Agreement"), concurrently herewith the Borrower are executing and delivering to the Bank its Amended and Restated Line of Credit Note dated August 4, 1995 (as amended and restated as of the date hereof) in the maximum principal amount of $10,000,000 (the "Amended Note"); and

         WHEREAS, the parties hereto are entering into this Agreement to amend the Subordination Agreement consistent with the amendments effected by the Amendment.

         NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended Loan Agreement, or in the Subordination Agreement, as the context so requires.

         2. To the extent required, Goodlander hereby consents to the execution, delivery and performance by the parties thereto of the Amended Loan Agreement and the Amended Note.









         3. Each of the Borrower and Goodlander hereby confirms and agrees that the New Obligations shall constitute "Loans", "Obligations", "Senior Indebtedness" or "Senior Debt", as the case may be, for all purposes of the Subordination Agreement and, howsoever defined, the New Obligations shall continue to be entitled to all of the benefits of the Subordination Agreement.

         4. Each of the Borrower and Goodlander hereby further represents and warrants that the Exhibit to the Subordination Agreement is true and correct on and as of the date hereof, and Goodlander hereby restates and reaffirms all of the representations and warranties made by him therein.

         5. Each of the Borrower and Goodlander hereby confirms and agrees that each and every reference to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement, the Subordination Agreement and any other loan document executed in connection therewith and in any Exhibit delivered pursuant thereto shall hereinafter be deemed to refer to the Original Loan Agreement as amended by the Amendment and hereby.

         6. Each of the Borrower and Goodlander hereby confirms and agrees that each and every reference to the "Note" or the "Line of Credit Note" in the Original Loan Agreement, the Subordination Agreement and any other loan document executed in connection therewith shall hereinafter be deemed to refer to the Amended Note in its new principal amount.

         7. Each of the Borrower and Goodlander shall, from time to time hereafter, at its or his own expense, execute, deliver, file and record (in such manner and form as the Bank may reasonably require), or permit the Bank to file and record, any financing statements, any carbon, photographic, computer generated or other reproduction of a financing statement, any specific assignments or other paper that may be reasonably necessary or desirable, or that the Bank may reasonably request, in order to maintain, preserve, perfect or validate the Subordination Agreement or to enable the Bank to exercise and enforce its rights thereunder or under the Amended Loan Agreement. Each of the Borrower and Goodlander hereby appoints the Bank as its or their attorney-in-fact to execute in its or their name or on its or their behalf such additional financing statements or related notices as the Bank may reasonably require, which power is coupled with an interest and is therefore irrevocable.

         8. Except as specifically amended hereby, the Subordination Agreement and all other documents and instruments securing, guaranteeing, or assuming obligations under the Original Loan Agreement, the Original Note and all indebtedness incurred pursuant thereto, shall remain in full force and effect, and are hereby ratified and affirmed in all respects.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal all as of the day and year first above written.



ATTEST:                                 STORAGE COMPUTER CORPORATION

/s/  Thomas A. Wooters                  By: /s/ Theodore J. Goodlander
-----------------------                     ---------------------------
Secretary                                       Theodore J. Goodlander
                                                Chief Executive Officer


WITNESS:

/s/  Christopher P. Torregrossa         /s/   Theodore J. Goodlander
-------------------------------         ------------------------------
                                              Theodore J. Goodlander



                                        STATE STREET BANK AND TRUST COMPANY


                                        By: /s/  L. Dan Lobdell
                                           -------------------------------
                                                 L. Dan Lobdell
                                                 Vice President



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